STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
Strategic Partners International Equity Fund

Supplement Dated July 28, 2003
Prospectus Dated October 1, 2002


The Board of Trustees of Strategic Partners Style Specific Funds has recently approved a proposal to exchange the assets and liabilities of Strategic Partners International Equity Fund (the Fund) for shares of Strategic Partners International Value Fund, a series of Prudential World Fund, Inc. Class A, Class B and Class C shares of the Fund would be exchanged at net asset value for the respective Class A, Class B and Class C shares of equivalent value of Strategic Partners International Value Fund.

The transfer is subject to approval by the shareholders of the Fund. A shareholders' meeting is scheduled to occur in November 2003. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Fund's shareholders in September 2003.

Under the terms of the proposal, shareholders of the Fund would become shareholders of Strategic Partners International Value Fund. No sales charges would be imposed on the proposed reorganization. It is anticipated that the transaction will not result in gain or loss to shareholders of the Fund for federal income tax purposes.

Effective at the close of business on July 31, 2003, the Fund will no longer accept orders to purchase or exchange into its shares, except for purchases by certain automatic investment, retirement and savings plans (excluding IRA accounts). Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Strategic Partners and JennisonDryden Mutual Funds and the current redemption rights will remain in effect until the transaction is completed.

The investment objective of Strategic Partners International Value Fund is to seek long-term growth of capital through investments in equity securities of foreign issuers.












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